Exhibit 99.3
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                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


                                     x
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                                     :


  In re                              :


                                     :                   Chapter 11


  WEINER'S STORES, INC.,             :                   Case No. 00-3955 (PJW)

  a Delaware corporation,            :


                                     :                   Re:  Docket No. 929


                                     :
  Debtor.


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                   ORDER CONFIRMING THE JOINT LIQUIDATING PLAN

               OF REORGANIZATION OF DEBTOR AND OFFICIAL COMMITTEE

              OF UNSECURED CREDITORS DATED AS OF FEBRUARY 11, 2002
              ----------------------------------------------------

            WHEREAS, on March 1, 2002 Weiner's Stores, Inc., debtor and debtor in possession herein (the "Debtor"), filed the Joint Liquidating Plan of Reorganization of Debtor and Official Committee of Unsecured Creditors, dated February 11, 2002 [Docket No. 814] (the "Plan") and the Debtor's Disclosure Statement Pursuant to section 1125 of the Bankruptcy Code [Docket No. 820] (the "Disclosure Statement");[1]

            WHEREAS, upon finding that the Disclosure Statement satisfied the requirement of Section 1125 of the Bankruptcy Code, the Bankruptcy Court entered the Order dated March 22, 2002 [Docket No. 869], as amended by Order entered April 2, 2002 [Docket No. 889] (the "Disclosure Statement Order"), and that, among other things, (i) approved the Disclosure Statement under Section 1125 of the Bankruptcy Code, (ii) approved the form of ballots with respect to classes of Claims and Interests entitled to vote on the Plan; (iii) fixed May 16, 2002 as the date for the commencement of the hearing to consider confirmation of the Plan (the "Confirmation Hearing"); (iv) approved the form and method of notice of the Confirmation Hearing (the "Confirmation Hearing Notice"); and (v) established certain procedures for soliciting and tabulating votes with respect to the Plan; and

            WHEREAS, Donlin, Recano & Co., Inc., the Debtor's tabulation and balloting agent, transmitted the Disclosure Statement, the Disclosure Statement Order, the Confirmation Hearing Notice, and a ballot to holders of Class 3 Claims - General Unsecured Claims, the only class of Claims entitled to vote to accept or reject the Plan; and

            WHEREAS, the Debtor caused the Confirmation Hearing Notice to be published in compliance with the Disclosure Statement Order, and such publication is attested to the affidavit of Cheryl Rothlein of USA Today sworn to on April 11, 2002, and filed with the Clerk of this Bankruptcy Court [Docket No. 917] and the affidavit of Gail Feagins of the Houston Chronicle, sworn to on April 15, 2002 and filed with the Clerk of the Bankruptcy Court [Docket No. 916]; and

            WHEREAS, the Debtor filed the affidavit of Carole G. Donlin [Docket No. 935], sworn to on May 13, 2002, attesting to the tabulation of all Ballots received from holders of Class 3 Claims by May 8, 2002 at 5:00pm (Eastern Time) and attesting to the results of the tabulation, with the Debtor receiving Two Hundred Sixteen (216) acceptances out of Two Hundred Eighteen (218) votes from Class 3 Claimants, with Class 3 Claimants who voted in favor of the Plan holding Fourteen Million, Sixty-Seven Thousand, Four Hundred Forty-Four Dollars and Twenty-Six Cents ($14,067,444.26) in Allowed Claims, such acceptances being approximately 99.1 % in number and 99.9% in principal amount of all ballots received (the "Voting Report") in satisfaction of the requirement in section 1126 of the Bankruptcy Code; and

            WHEREAS, no objections were filed with respect to confirmation of the Plan; and

            WHEREAS, the Confirmation Hearing was held on May 16, 2002.

            NOW, THEREFORE, based upon the Bankruptcy Court's review of the Voting Report and affidavits referenced above; upon the testimony and other evidence adduced during the Confirmation Hearing; upon the entire record of this Chapter 11 case; and after due deliberation thereon; and good cause appearing therefor;


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

            IT IS HEREBY FOUND AND DETERMINED THAT:[2]

            A. Exclusive Jurisdiction; Venue; Core Proceeding (28 U.S.C.ss.ss.157(b) (2) and 1334(a). This Bankruptcy Court has jurisdiction over the Debtor's Chapter 11 case pursuant to 28 U.S.C.ss.ss.157 and 1334. Venue is proper pursuant to 28 U.S.C.ss.ss.1408 and 1409. Confirmation of the Plan is a core proceeding under 28 U.S.C.ss.ss.157(b) (2), and this Bankruptcy Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

            B. Transmittal and Mailing Of Materials; Notice. The Disclosure Statement, Confirmation Hearing Notice, Disclosure Statement Order, and the Ballots were transmitted and served in compliance with the Disclosure Statement Order and the Bankruptcy Rules, and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and bar dates described in the Disclosure Statement Order was given in compliance with the Bankruptcy Rules and the Disclosure Statement Order, and no other or further notice shall be required.

            C. Plan Compliance With Bankruptcy Code (11 U.S.C.ss.1129(a)(1). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code.

                        1. Proper Classification (11 U.S.C. ss.ss. 1122, 1123(a)(1)). In addition to Administrative Claims and Priority Tax Claims, which need not be designated, the Plan designates four Classes of Claims. The Claims in each Class are substantially similar to other Claims in each such Class. Valid business, factual and legal reasons exist for separately classifying the various Classes of Claims created under the Plan, and such Classes do not unfairly discriminate between holders of Claims. Thus, the Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

                        2. Specify Unimpaired Classes (11 U.S.C. ss.
1123(a)(2)). Sections 3.04 and 3.05 of the Plan specify that Class 1 Claims - Priority Claims and Class 2 Claims - Secured Claims, respectively, are not impaired under the Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

                        3. Specify Treatment Of Impaired Classes (11 U.S.C. ss. 1123(a)(3)). Sections 3.06 and 3.07 designate Class 3 Claims - General Unsecured Claims and Class 4 Equity Interests, respectively, as impaired and specifies the treatment of Claims in those Classes, thereby satisfying section 1123(a)(iii) of the Bankruptcy Code.

                        4. No Discrimination (11 U.S.C. ss. 1123(a)(4)). The Plan provides for the same treatment by the Debtor for each Claim in each respective Class unless the holder of a particular Claim has agreed to less favorable treatment of such Claim, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

                        5. Implementation Of Plan (11 U.S.C.ss.1123(a)(5)).
Article V of the Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.


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

                        6. Non-Voting Equity Securities (11 U.S.C. ss. 1123(a)(6)). Because the Debtor is no longer a going concern and its primary asset is Cash, the Debtor will not issue any securities nor will it continue in business as an incorporated entity following the entry of a final decree in this Chapter 11 case. Thus, section 1123(a)(6) is inapplicable.

                        7. Selection Of Officers And Directors (11 U.S.C. ss. 1123(a)(7)). The Debtor has properly and adequately disclosed the manner of selection, appointment and replacement of officers and directors of the Post-Confirmation Debtor in Section 4.01 of the Plan. Pursuant to Section 4.01(b) the Surviving Officer shall be appointed the sole officer and director of the Debtor. Michael S. Marcus, Vice President and Chief Financial Officer of the Debtor has been appointed Surviving Officer. On the Effective Date, any officer or director of the Debtor other than the Surviving Officer shall automatically be terminated without further action of the Post-Confirmation Debtor. The manner of selection, appointment and replacement of officers and directors is consistent with the interests of the creditors and equity security holders and with public policy, thereby satisfying Section 1123(a)(7) of the Bankruptcy Code.

                        8. Additional Plan Provisions (11 U.S.C. ss. 1123(b)). The Plan's provisions are appropriate and not inconsistent with the applicable provisions of the Bankruptcy Code, including provisions for: (i) the rejection of executory contracts and unexpired leases (Article VII); (ii) the retention by the Debtor and the Surviving Officer of any right, claim or cause of action, belonging to the Debtor (Article V); and (iii) releases of various Persons, exculpation of various persons and entities with respect to actions related to or taken in furtherance of the Chapter 11 case, and a permanent injunction against all Persons from commencing, continuing or pursuing against any Person any action that belongs to the Debtor (Article X).

            D. Compliance With Bankruptcy Code (11 U.S.C.ss.1129(a)(2)). The Debtor has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code.

            E. Plan Proposed In Good Faith (11 U.S.C. ss. 1129(a)(3)). The Plan has been proposed in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the Bankruptcy Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Case and the formulation of the Plan. The Bankruptcy Court further notes the absence of any objections pursuant to section 1129(a)(3) of the Bankruptcy Code. The Chapter 11 Case was filed, and the Plan was proposed, with the legitimate and honest purpose of expeditiously distributing the Debtor's assets to the Debtor's creditors.

            F. Payments For Services Or Costs And Expenses (11 U.S.C. ss. 1129(a)(4)). Any payment made or to be made by the Debtor for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, the Bankruptcy Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.


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

            G. Directors, Officers, And Insiders (11 U.S.C.ss.1129(a)(5)). The Debtor has complied with section 1129(a)(5) of the Bankruptcy Code. To the extent known at this time, the Debtor has disclosed the identity, affiliations and compensation of the Surviving Officer.

            H. No Rate Changes (11 U.S.C.ss.1129(a)(6)). The Debtor is not subject to any governmental regulatory commission with jurisdiction, after confirmation of the Plan, over the rates of the Debtor. Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable to this Chapter 11 Case.

            I. Best Interests Of Creditors Test (11 U.S.C. ss. 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. Article V of the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing (i) are persuasive and credible, (ii) have not been controverted by other evidence or challenged, and (iii) establish that each holder of an impaired Claim either has accepted the Plan or will receive or retain under the Plan, on account of such Claim, property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor was liquidated under chapter 7 of the Bankruptcy Code on such date. No class has made an election under section 1111(b)(2) of the Bankruptcy Code.

            J. Acceptance By Certain Classes (11 U.S.C. ss. 1129(a)(8)). Classes 1 and 2 are unimpaired and are deemed to have accepted the Plan. Class 3 is impaired and has voted to accept the Plan. Holders of Class 4 Equity Interests are not receiving a distribution under the Plan. Accordingly, their votes have not been solicited and Class 4 is presumed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Although section 1129(a)(8) of the Bankruptcy Code has not been satisfied with respect to Class 4, the Plan nevertheless is confirmable because it satisfies section 1129(b) of the Bankruptcy Code with respect to Class 4. See paragraph P below.

            K. Treatment Of Administrative And Tax Claims (11 U.S.C. ss. 1129(a)(9)). The treatment of Administrative Claims under Section 3.01 of the Plan satisfies the requirements of section 1129 (a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Section 3.02 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

            L. Acceptance By Impaired Class (11 U.S.C.ss.1129(a)(10)). Class 3 Claims - General Unsecured Claims is an impaired class of Claims that has voted to accept the Plan (excluding the votes of "insiders"), thus satisfying section 1129(a)(10) of the Bankruptcy Code.

            M. Feasibility (11 U.S.C. ss. 1129(a)(11)). The Plan calls for a liquidation of the Debtor's assets. The vast majority of the Debtor's operating assets already have been sold and reduced to Cash. Thus, there is no issue here regarding the ability of the Debtor to reduce significant non-Cash assets to Cash. Moreover, the Plan provides for the creation of a reserve to fund the administration of the Plan without the need for further financial reorganization. Thus, section 1129(a)(11) of the Bankruptcy Code is satisfied.

            N. Payment Of Fees (11 U.S.C.ss.1129(a)(12)). All fees payable under 28 U.S.C.ss.1930 have been paid or will be paid on the Effective Date, thereby satisfying section 1129(a)(12) of the Bankruptcy Code.

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

            O. Continuation Of Retiree Benefits (11 U.S.C.ss.1129(a)(13)). The Debtor is not obligated to, and does not, pay any "retiree benefits" as defined in section 1114(a) of the Bankruptcy Code. Thus, section 1129(a)(13) of the Bankruptcy Code is not applicable in this Chapter 11 Case.

            P. Fair And Equitable; No Unfair Discrimination (11 U.S.C. ss. 1129(b)). Class 4 is an impaired class, consisting of equity security holders of the Debtor. Pursuant to section 1129(b) of the Bankruptcy Code, the Bankruptcy Court finds that the Plan does not discriminate unfairly and is fair and equitable with respect to Class 4. No holder of Claims junior to the equity interest of Class 4 will receive or retain any property under the Plan on account of such junior Claim and no Class of Claims senior to Class 4 is receiving more than full payment on account of any Claim in such Class. Thus, the Plan satisfies section 1129(b) as to Class 4 Equity Interests.

            Q. Principal Purpose Of Plan (11 U.S.C.ss.1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C.ss.77(e)) and the Plan is in the best interests of the Debtor's creditors.

            R. Good Faith Solicitation (11 U.S.C.ss.1125(e)). The Debtor, and its agents, accountants, business consultants, representatives, attorneys, and advisors, have solicited votes on the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation, release, and limitation of liability provisions set forth in the Plan.

            S. Compliance With Bankruptcy Rule 3016(a). The Plan is dated and identifies the entities submitting it, thereby satisfying Bankruptcy Rule 3016(a).

            T. Ballots. All procedures used to distribute solicitation materials to the applicable holders of Claims and to tabulate the Ballots were fair and conducted in accordance with the Bankruptcy Code, the Bankruptcy Rules, the local rules of the Bankruptcy Court, and all other rules, laws, and regulations.

            U. Retention Of Jurisdiction. The Bankruptcy Court may properly retain jurisdiction over the matters set forth in Article IX of the Plan and as contemplated herein.

            NOW, THEREFORE, IT IS HEREBY ORDERED that:

            1. Confirmation. The Plan is approved and confirmed under section 1129 of the Bankruptcy Code.

            2. Objections. All objections to confirmation of the Plan that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are overruled on the merits.

            3. Surviving Officer. The appointment of Michael S. Marcus to serve as the Surviving Officer is hereby approved. The Surviving Officer is authorized and directed to (i) implement the winding-up of the Debtor's affairs and the


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

liquidation of any remaining assets of the Estate and (ii) take any and all other actions permitted or required by, or reasonably necessary to implement, the provision of the Plan and this Order.

            4. Rejection Of Contracts And Leases. Except as otherwise provided in the Plan, this Order, or any contract, instrument, release, or other agreement or document entered into in connection with the Plan, all of the executory contracts and unexpired leases to which the Debtor is a party, to the extent such contract or leases are executory contracts or unexpired leases, are hereby deemed rejected, effective as of the Confirmation Date, except those contracts or leases which (i) previously were assumed or rejected by the Debtor or (ii) previously expired or terminated pursuant to their own terms. If the Debtor's rejection of an executory contract or unexpired lease pursuant to the Plan gives rise to a Claim by the non-Debtor party or parties to such contract or lease, such Claims shall be forever barred and shall not be enforceable against the Debtor or its Estate unless a proof of Claim is filed with the Bankruptcy Court and served on counsel for the Debtor within 30 days after notice of the entry of this Order.

            5. General Authorization. Pursuant to section 1142(b) of the Bankruptcy Code, (a) the Debtor, (b) the Surviving Officer, and (c) all other necessary parties are authorized and empowered to (i) execute and deliver any instrument, agreement, or document and (ii) perform any act that is necessary, desirable, or required to comply with the terms and conditions of the Plan.

            6. Bar Date For Administrative Claims. Requests for payment of Administrative Claims must be filed and served in accordance with Section 3.01 of the Plan, no later than 30 days after the Effective Date (the "Administrative Claims Bar Date") or forever be barred from doing so. The notice of the entry of this Order to be delivered pursuant to Bankruptcy Rules 3020(c) and 2002(f) shall set forth such date and shall constitute notice of the Administrative Claims Bar Date.

            7. Bar Date For Professional Fee Claims. All applications for final allowance of compensation and reimbursement of Professional Fees and expenses pursuant to sections 330(a), 331, 503, or 1103 of the Bankruptcy Code for services rendered or expenses incurred in the Chapter 11 Case must be filed and served in accordance with Section 3.01(c)(2) of the Plan no later than 60 days after the Effective Date.

            8. Cancellation Of Equity Interests. All Equity Interests shall be deemed cancelled as of the Effective Date.

            9. Retention Of Jurisdiction. Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding the entry of this Order or the occurrence of the Effective Date, this Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 case and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction over the matters set forth in Article IX of the Plan.

            10. Notice Of Entry Of Confirmation Order. On or before the Effective Date, the Debtor shall serve notice of entry of this Order pursuant to Bankruptcy Rules 2002(f)(7), 2002(k) and 3020(c) on all creditors, equity security holders, the United States Trustee, other parties in interest, and to any identified entity subject to an injunction provided for in the Plan against conduct not otherwise


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

enjoined under the Bankruptcy Code by causing a notice of the entry of this Order, together with a copy of this Order in the form entered by the Bankruptcy Court, to be delivered to such parties by first class mail, postage prepaid. Notice need not be given or served under the Bankruptcy Code, the Bankruptcy Rules, or this Order to any Person to whom the Debtor mailed a notice of the Confirmation Hearing, but received such notice returned marked "undeliverable as addressed," "moved left no forwarding address" or "forwarding order expired" or similar reason, unless the Debtor has been informed in writing by such Person of that Person's new address. The notice described herein is adequate under the particular circumstances and no other or further notice is necessary.

            11. Appointment Of Disbursing Agent. Upon entry of this Order, the Debtor shall be authorized to retain Joseph E. Myers, Global Credit Services, Inc., 545 Madison Avenue, New York, New York 10021 as disbursing agent with the responsibility for making payments or distributions as provided in the Plan. Payment of the Disbursing Agent's fees and expenses shall be made in accordance with Section 6.16 of the Plan.

            12. Binding Effect. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code and the provisions of this Order, the Plan and all Plan related documents shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

            13. Releases. The releases, exculpation, and indemnification provisions contained in the Plan, included but not limited to those provided in
Section 10.01 of the Plan, are incorporated in this Order as if set forth in full and are hereby authorized and approved.

            14. Injunctions. The injunctions contained in the Plan, included but not limited to those provided in Section 10.2 of the Plan, are incorporated in this Order as if set forth in full and are hereby authorized and approved.

            15. Donation of Unclaimed Distributions. If and to the extent that the Post-Confirmation Debtor has Cash remaining of no more than $50,000 after a distribution has been made to holders of General Unsecured Claims in accordance with the provisions of the Plan, the Surviving Officer, with the consent of the Creditors' Committee, may in lieu of making further distributions, donate such Cash to a nonprofit organization or organizations that are exempt pursuant to
Section 501(c) of the Internal Revenue Code (Title 26 of the United States
Code); provided that any such donations made pursuant to this provision shall be made to nonprofit organizations that support community-based services primarily in or around the Houston, Texas area.



DATED: May 16, 2002

Wilmington, Delaware




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
                                      /s/ Peter J. Walsh

                                      ------------------------------------------

                                      UNITED STATES BANKRUPTCY JUDGE


[1] Unless otherwise defined, capitalized terms herein shall have the meaning described to them in the Plan. Any term used in the Plan or this Order that is not defined in the Plan or this Order, but that is used in title 11 of the United States Code ( the "Bankruptcy Code"), or the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), shall have the meaning ascribed to that term in the Bankruptcy Code or the Bankruptcy Rules.

[2] Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr.
P. 7052.